FIFTH AMENDMENT TO
                                CREDIT AGREEMENT


         This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 17, 1999, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle Bank National Association, formerly known as LaSalle National Bank, as Lender (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997, a First Amendment to Credit Agreement dated as of March 1, 1998, a Second Amendment to Credit Agreement dated as of March 15, 1998, a Third Amendment to Credit Agreement dated as of October 30, 1998, and a Fourth Amendment to Credit Agreement dated as of August 20, 1999 (collectively referred to as the "Agreement"); and

         WHEREAS, the Borrower has requested certain modifications to the Agree-ment and the Lender is willing to do so on the following terms and conditions; and

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

         2. Section 5.14 shall be amended by inserting the following language at the end of the Section:

         "Guarantor will deposit and maintain, and Guarantor will cause SMSD to deposit and maintain, all of its cash in commercial deposit accounts established by it at Lender."

         3.       Each of Sections 6.1, 6.2, 6.4, 6.5, 6.10, 6.11 and 6.12 of
the Agreement is amended to add at the end of such Section the following sentence:

         "Neither Borrower nor Guarantor shall suffer or permit any of their respective Subsidiaries to take any action which this Section prohibits Borrower from taking."

         4. Section 6.1 of the Agreement is further amended to add the following subsection:

                  "(g)     Liens in favor of Lender."

         5. Section 6.3 of the Agreement is amended to read in its entirety as follows:




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                  "6.3   Investments.   Except  in  connection   with  the  SMSD
         Transactions, neither Borrower nor Guarantor shall purchase or acquire or to commit to purchase or acquire, or suffer or permit any of their respective Subsidiaries to purchase or acquire or to commit to purchase or acquire, any capital stock, equity interest or other securities of, or any interest in, any Person, or acquire substantially all the assets of any Person unless

                           (a) the cost of such acquisition or purchase, together with the cost of all other acquisitions made by Guarantor and its Subsidiaries during Borrower's then current fiscal year, does not exceed $15,000,000; and

                           (b)      each new Subsidiary unconditionally
                  guarantees the Obligations in substantially the form attached hereto as Exhibit B; and

                           (c) prior to or simultaneous with such acquisition or
                  purchase, Guarantor grants, or causes its applicable Subsidiary to grant, to Lender a first priority, perfected security interest in the securities and assets directly or indirectly acquired in form and substance acceptable to Lender.

         6. Section 6.9 of the Agreement is revised and amended to read in its entirety as follows:

                  "6.9 Indebtedness. The total consolidated Indebtedness (excluding indebtedness between Guarantor's consolidated group of companies outstanding pursuant to the SMSD Transactions) of Guarantor and its Subsidiaries (including Borrower) shall not exceed $75,000,000. Neither SMSD nor Guarantor will incur any unconsolidated Indebtedness other than Indebtedness to Lender. The indebtedness of Borrower to SMSD arising pursuant to SMSD Transactions shall not exceed $32,500,000 prior to September 30, 2000, $35,000,000 on or after September 30, 2000, but prior to September 30, 2001, $37,500,000 on or after September 30, 2001, but prior to September 30, 2002. $40,300,000 on or after September 30, 2002, but prior to September 30, 2003, and $43,400,000 at anytime thereafter."

         7. Section 6.10 of the Agreement shall be amended by inserting at the end of the Section the following language:

         "SMSD shall engage in no business or activity other than SMSD Transactions, managing indebtedness within Guarantor's consolidated group of companies, and incidental administrative activities related thereto."

         8. A new Section 6.14 shall be added to the Agreement and shall read in its entirety as follows:

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                  "6.14    Dividends.  Guarantor and Borrower shall not pay any
                   dividends, or permit any of their respective Subsidiaries to pay any dividends or make any distributions, except

                           (a)      any Subsidiary of Guarantor may pay
                  dividends or make distributions to Borrower; and

                           (b) dividends and distributions as part of the SMSD Transactions."

         9. A new Section 6.15 shall be added to the Agreement and shall read in its entirety as follows:

                  "6.15 Disposition of Assets. Borrower and Guarantor will not sell or otherwise dispose of all or substantially all of their respective assets, rights or properties, and will not permit any of their respective Subsidiaries to sell or otherwise dispose of all or substantially all of its assets, rights or properties."

         10. A new Section 6.16 shall be added to the Agreement and shall read in its entirety as follows:

                  "6.16    SMSD Transactions.  Borrower, SMSD and/or Guarantor
                  will not engage in any SMSD Transaction unless

                           (a) the SMSD Transaction is in accordance with applicable law;

                           (b) SMSD, in accordance with its dividend policy, promptly dividends all cash payments it receives from Borrower to Guarantor;

                           (c) Guarantor immediately loans to Borrower the amount of all dividends received by Guarantor from SMSD; and

                           (d) Borrower's  initial promissory note to Guarantor,
                  and each subsequent note to Guarantor, is evidenced by a promissory note in substantially the form of Exhibit A to this Amendment."

         11.      Section 9.1 is amended to add the following new definitions:

                  ""SMSD" means SMSD Acquisition Corp., a South Dakota corpora-tion and wholly-owned Subsidiary of Guarantor."

                  ""SMSD Transactions" means the dividend of one or more promissory notes up to the amount permitted under the Agreement to Guarantor by Borrower, the

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          contribution  of the  notes  to  SMSD by Guarantor, the payment of interest on the notes to SMSD by Borrower, the dividend of such interest payments to Guarantor by SMSD, the lending of money in the amount of such dividends to Borrower by Guarantor, and the issuance of additional promissory notes to Guarantor by Borrower."

         12. This Amendment will become effective upon the last to occur of the following events:

                  (a) the execution and delivery of this Amendment by each of Borrower, Guarantor and East West;

                  (b) the execution and delivery of a Guaranty by SMSD in the form of Exhibit B hereto;

                  (c) the execution and delivery of a Security Agreement by SMSD in the form of Exhibit C hereto;

                  (d) the execution and delivery to Lender of UCC-1 financing statements naming SMSD as debtor and Lender as secured party suitable for filing in the office of the Secretary of State of South Dakota and Iowa and otherwise in form and substance acceptable to Lender;

                  (e) the execution and delivery to Lender of a Subordina-tion Agreement in the form of Exhibit D by Borrower, Guarantor and SMSD;

                  (f) the execution and delivery of a Secretary's Certificate of SMSD to Lender certifying the articles of incorporation, by-laws, authorizing board resolutions and incumbent officers of SMSD, in form and substance acceptable to Lender;

                  (g) the delivery to Lender of a good standing certificate for SMSD issued by the Secretary of State of South Dakota dated not earlier than November 5, 1999;

                  (h) the delivery to Lender of a legal opinion of SMSD's counsel substantially in the form of Exhibit E hereto;

                  (i) the delivery to Lender of a certificate of a Responsible Officer of Borrower setting forth the nature and extent of all insurance maintained by all Subsidiaries of Guarantor pursuant to
         Section 5.6 of the Agreement and otherwise; and

                  (j) the delivery to Lender of standard lenders' loss payable endorsements in favor of Lender on form ACCORD 27 with respect to the insurance policies or other instruments or documents evidencing insurance coverage on the properties of Borrower in accordance with
         Section 5.6 of the Agreement and on the properties of all other Subsidiaries of

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         Guarantor and endorsements to all such liability insurance policies naming Lender as an additional insured thereunder.

         13. Subject to the terms and conditions of this Amendment, Lender consents to the SMSD Transactions and waives any violations of the Agreement that may be caused by the consummation of the SMSD Transactions so long as the SMSD Transactions are consummated expressly as set forth in this Amendment.

         14. Borrower shall pay 50% of the legal fees incurred in connection with the preparation of this Amendment and the documents and instruments referred to herein, and shall pay 100% of all out of pocket costs incurred by the Lender or its attorneys.

         15. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

         16. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

         17.  The  parties  hereto  acknowledge  and  agree  that the  terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement, as amended, and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

         18. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

         19. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.


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         20. This Amendment was executed and delivered in Chicago,  Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        SMITHWAY MOTOR XPRESS, INC., as Borrower

                                        By:____/s/ G. Larry Owens_______________
                                        Title:_Executive Vice President_________

                                        Address Notice:
                                        P.O. Box 404
                                        Fort Dodge, Iowa 50501
                                        Attn: G. Larry Owens
                                        Facsimile: (515) 576-3304
                                        Tel: (515) 576-7418

                                        SMITHWAY MOTOR XPRESS CORP., as
                                        Guarantor

                                        By:____/s/ G. Larry Owens_______________
                                        Title:__Executive Vice President________

                                        Address Notice:
                                        P.O. Box 404
                                        Fort Dodge, Iowa 50501
                                        Attn: G. Larry Owens
                                        Facsimile: (515) 576-3304
                                        Tel: (515) 576-7418

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Lender

                                        By:____/s/ David A. Chaika______________
                                        Title:__Officer ________________________

                                        Address notices and Lending Office:
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attn: Mr. David A. Chaika
                                        Facsimile: (312) 904-6150

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                            CONSENT AND RATIFICATION


                  The undersigned, pursuant to that certain Guaranty dated as of September 3, 1997, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Fifth Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                  SMITHWAY MOTOR XPRESS CORP., as Guarantor


                                  By:______/s/ G. Larry Owens___________________
                                  Title:__Executive Vice President______________



                  The undersigned, pursuant to that certain Guaranty dated as of March 15, 1998, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Fifth Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                    EAST WEST MOTOR EXPRESS, INC., as Guarantor


                                    By:____/s/G. Larry Owens____________________
                                    Title:__Executive Vice President ___________